EXHIBIT 10.1

LOCK-UP AGREEMENT

April 30, 2021

AMMO, INC.

7681 East Gray Road

Scottsdale, Arizona 85260

Re:	Escrow Agreement, dated April 30, 2021, by and between Ammo, Inc., and Steven Urvan, (the “Escrow Agreement”).

Ladies and Gentlemen:

The undersigned, Steven Urvan, acknowledges that he pledged to Ammo, Inc., a Delaware Corporation (the “Company”) 4,000,000 shares of the common stock, par value $0.001 per share, of the Company, evidenced by share certificates numbers __ and __ (each such share, a “Pledged Share” and together, the “Pledged Shares”) in accordance with the terms of the Escrow Agreement. The undersigned irrevocably agrees with the Company, in respect of any Pledged Share, from the date hereof until the date as such Pledged Share is released pursuant to the terms of the Escrow Agreement (such period, the “Restriction Period”), the undersigned will not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to, such Pledged Share or securities convertible, exchangeable or exercisable into such Pledged Share, beneficially owned, held or hereafter acquired by the undersigned (the “Securities”). Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. In order to enforce this covenant, the Company shall impose irrevocable stop-transfer instructions preventing the transfer agent of the Company from effecting any actions in violation of this letter agreement.

The undersigned acknowledges that the execution, delivery and performance of this letter agreement is a material inducement to the Company to perform under that certain Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), among the Company, the undersigned, Speedlight Group, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company, and Gemini Direct Investments LLC, a Nevada limited company, and the Company shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this letter agreement, that the undersigned has received adequate consideration therefor and that the undersigned will benefit from the closing of the transactions contemplated by the Merger Agreement.

This letter agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company and the undersigned. This letter agreement shall be construed and enforced in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in Delaware and the courts of State of Delaware, for the purposes of any suit, action or proceeding arising out of or relating to this letter agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under the Merger Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

By its signature below, the transfer agent of the Company hereby acknowledges and agrees that, reflecting this letter agreement, it has placed an irrevocable stop transfer instruction in respect of each Pledged Share owned by the undersigned until the end of the Restriction Period with respect to such Pledged Share. This letter agreement shall be binding on successors and assigns of the undersigned with respect to the Pledged Shares and any such successor or assign shall enter into a similar agreement for the benefit of the Company.

*** SIGNATURE PAGE FOLLOWS***

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This letter agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

STEVEN URVAN

Address for Notice:

Number of shares of Common Stock

By signing below, the Company agrees to enforce the restrictions on transfer set forth in this letter agreement.

AMMO, INC.

By:
Name:
Title:

Acknowledged and agreed to

as of the date set forth above:

Action Stock Transfer Corporation

By:
Name:
Title:

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